Exhibit 10.12
EVERGREENBANCORP, INC.
SECOND AMENDED 2000 STOCK OPTION AND EQUITY COMPENSATION PLAN
RESTRICTED STOCK LETTER AGREEMENT
TO:
     The Plan Administrator of the EvergreenBancorp, Inc. Second Amended 2000 Stock Option and Equity Compensation Plan (the “Plan”) is pleased to inform you that you have been selected to receive a grant of                                                              shares of the Common Stock of EvergreenBancorp, Inc. (“Company”). Such shares are “restricted stock” under the Plan (“Restricted Stock”) and are subject to the terms and conditions set forth below and in the Plan. A copy of the Plan is attached and incorporated into this Agreement by reference. In the event of a conflict between the terms and conditions of the Plan and the terms and conditions hereof, the former shall govern. Capitalized terms used herein that are not defined herein shall have the meaning given to such terms in the Plan.
     Price of Shares: No consideration is required to be paid by you for the shares of Restricted Shares. However, your right to continue to own the shares free of the restrictions (including, without limitation, the requirement that they be forfeited) set forth herein is subject to satisfaction of the conditions set forth herein below.
     Status as Shareholder: You have all the rights of a shareholder (including voting, dividend and liquidation rights) with respect to shares of Restricted Stock that are issued and delivered to you hereunder, until such shares are forfeited or reacquired by the Company in accordance with the terms hereof and the Plan.
     Forfeiture of Restricted Stock: If your employment with Company terminates for any reason whatsoever, then all unvested shares of Restricted Stock shall be forfeited by you and reacquired by Company, without payment to you therefor. Such forfeiture and reacquisition shall occur automatically, without the need for action by any person.
     Transfer of Restricted Stock: Shares of Restricted Stock and the rights and privileges conferred by the Plan may not be transferred, assigned, pledged or hypothecated in any manner (whether by operation of law or otherwise). However, shares of Restricted Stock may be transferred, assigned, pledged or hypothecated after and as they vest.

     Vesting: Your shares of Restricted Stock shall vest in accordance with the following schedule.

Portion of Total
Period of Your Continuous Employment	Restricted Stock that
With the Company From The Date of This Letter	Vests *
After 1 year	20%

After 2 years	40%

After 3 years	60%

After 4 years	80%

After 5 years	100%

*	Rounded up in each case to the nearest whole number; provided, however, that in no event will you have the right to acquire hereunder, over the entire vesting period, more than the total number of shares of Restricted Stock subject to this Letter Agreement.
In the event your employment is involuntarily terminated other than for cause within one (1) year following a Change of Control, then all shares of Restricted Stock under this Letter Agreement will vest.
     Section 83(b) Election: You acknowledge that you understand the following:
a.	Under Section 83(a) of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), the excess of the fair market value on the date of vesting of the shares of Restricted Stock over the fair market value on the date of grant of such shares will be taxed at the time of vesting as ordinary income and subject to payroll and withholding taxes and to tax reporting, as applicable.

b.	You may elect under Section 83(b) of the Code to be taxed at ordinary income tax rates based on the fair market value of the shares of Restricted Stock at the time such shares are granted, rather than at the time and as the shares of Restricted Stock vest. Such election (an “83(b) Election”) must be filed with the Internal Revenue Service within thirty (30) days from the date of grant. You (a) will not be entitled to a deduction for any ordinary income previously recognized as a result of the 83(b) Election if shares of Restricted Stock are subsequently forfeited to the Company, and (b) if the value of the shares of Restricted Stock subsequently declines, the 83(b) Election may cause you to recognize more compensation income than you would have otherwise recognized. The form for making an 83(b) Election is attached hereto as Exhibit A. FAILURE TO FILE SUCH ELECTION WITHIN THE REQUIRED THIRTY (30) DAY PERIOD AND AS OTHERWISE DESCRIBED IN THE FORM MAY RESULT IN THE

RECOGNITION OF ORDINARY INCOME BY YOU AS SHARES OF RESTRICTED STOCK VEST.

c.	The foregoing is only a summary of the federal income tax laws that apply to the shares of Restricted Stock and does not purport to be complete. YOU ARE DIRECTED TO SEEK INDEPENDENT ADVICE REGARDING THE APPLICABLE PROVISIONS OF THE CODE ANY OTHER APPLICABLE TAX LAWS, AND THE TAX CONSEQUENCES OF YOUR DEATH.
     Delivery of Stock Power and Assignment Separate From Certificate: You agree to deliver a Stock Power and Assignment Separate from Certificate in the form attached as Exhibit B (with the name of the transferee, number of shares, certificate number and date left blank), executed by you and your spouse, if any, along with any certificate(s) evidencing shares of Restricted Stock issued to you to the Secretary of the Company or its designee (“Escrow Holder”). BY EXECUTING THIS AGREEMENT, YOU APPOINT THE ESCROW HOLDER TO HOLD SUCH STOCK POWER AND ANY SUCH CERTIFICATE(S) IN ESCROW AND TO TAKE ALL SUCH ACTIONS, AND EFFECTUATE ALL SUCH TRANSFERS AND/OR RELEASES OF SUCH SHARES, AS ARE REQUIRED TO EFFECTUATE THE TERMS OF THIS AWARD (INCLUDING, WITHOUT LIMITATION, TRANSFERRING ANY SHARES SUBJECT TO THE STOCK POWER OUT OF YOUR NAME AND INTO THE NAME OF ANY PERSON OR CANCELING SUCH SHARES). The foregoing appointment is a power coupled with an interest and may not be revoked by you. You and the Company agree that any Escrow Holder will not be liable to any party to any person for any actions or omissions, unless Escrow Holder is grossly negligent relative thereto. Escrow Holder may rely on any letter, notice or other document executed by any signature purported to be genuine and may rely on advice of counsel and obey any order of any court with respect to the transactions by this Agreement. Shares of Restricted Stock subject to this Award shall be released to you from escrow as they Vest.
     Legend: You agree that shares of Restricted Stock subject to this Award may be forfeited as described herein and that the certificate(s) representing such shares will bear a legend in substantially the following form:
“The securities represented by this certificate are subject to certain transfer and forfeiture restrictions and may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner. A copy of the agreement and plan may be obtained at the principal office of the issuer. Such transfer and forfeiture restrictions are binding on transferees of these shares.”
     YOUR PARTICULAR ATTENTION IS DIRECTED TO SECTION 13 OF THE PLAN, WHICH DESCRIBES CERTAIN IMPORTANT CONDITIONS RELATING TO FEDERAL AND STATE SECURITIES LAWS THAT MUST BE SATISFIED BEFORE THE SHARES OF RESTRICTED STOCK CAN BE ISSUED TO YOU. THE COMPANY HAS NO OBLIGATION TO REGISTER THE SHARES THAT ARE ISSUED; AND IF IT NEVER REGISTERS THE SHARES, YOU MAY NOT BE ABLE TO SELL THE SHARES YOU RECEIVE. AT THE

PRESENT TIME, EXEMPTIONS FROM REGISTRATION UNDER FEDERAL AND STATE SECURITIES LAWS ARE VERY LIMITED AND MIGHT BE UNAVAILABLE TO YOU. CONSEQUENTLY, YOU MIGHT HAVE NO OPPORTUNITY TO RECEIVE SHARES CAPABLE OF BEING RESOLD.

Very truly yours,

EVERGREENBANCORP, INC.

By

Its Chief Executive Officer
ACCEPTANCE AND ACKNOWLEDGMENT
     I, as resident of the State of                     , accept the shares of Restricted Stock described above and in the EvergreenBancorp, Inc. Second Amended and Restated 2000 Stock Option and Equity Compensation Plan and acknowledge receipt of a copy of this Agreement, including a copy of the Plan. I have reviewed the Plan and am aware of its terms, including the provisions of Section 13.

Dated:
Signature of Recipient of Restricted Stock
By his or her signature below, the spouse of the recipient of Restricted Stock, if such recipient is legally married as of the date of this Agreement, acknowledges that having read this Agreement and the Plan, and being familiar with the terms and provisions thereof, agrees to be bound by all the terms and conditions of this Agreement and the Plan.

Dated:
Signature of Spouse
By his or her signature below, the recipient of Restricted Stock represents that he or she is not legally married as of the date of this Agreement.

Dated:
Signature of Recipient of Restricted Stock

EXHIBIT A
ELECTION UNDER SECTION 83(b)
OF THE INTERNAL REVENUE CODE OF 1986
     The undersigned taxpayer hereby elects, pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, to include in taxpayer’s gross income for the current taxable year the amount of any compensation taxable to taxpayer in connection with taxpayer’s receipt of the property described below:
     1. The name, address, taxpayer identification number and taxable year of the undersigned are as follows:
     NAME OF TAXPAYER:
     NAME OF SPOUSE:
     ADDRESS:
     SOCIAL SECURITY NO. OF TAXPAYER:
     SOCIAL SECURITY NO. OF SPOUSE:
     2. The property with respect to which the election is made is described as follows:                                          shares of the common stock of EvergreenBancorp, Inc., a Washington corporation (the “Bank”).
     3. The date on which the property was transferred is:
     4. The property is subject to the following restrictions:
     The property will be forfeited to the Bank if taxpayer’s services with the Bank are terminated. The foregoing restrictions lapse in a series of installments over a 4-year period ending on                                                             .
     5. The aggregate fair market value at the time of transfer of such property (determined without regard to any restriction other than a restriction that by its terms will never lapse) is: $
     6. The amount (if any) paid for such property is: $   $0.00
     The undersigned has submitted a copy of this statement to the person for whom the services were performed in connection with the undersigned’s receipt of the above-described property. The undersigned is the person performing the services in connection with the transfer of said property.

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     The undersigned understands that the foregoing election may not be revoked except with the consent of the Commissioner of Internal Revenue.

Dated:

Taxpayer

Print Name:

Spouse

Print Name:

IF YOU DECIDE TO MAKE AN 83(b) ELECTION, YOU MUST FILE THIS FORM WITHIN THIRTY (30) DAYS OF THE DATE OF AWARD AND AS OTHERWISE DESCRIBED BELOW.
DISTRIBUTION OF COPIES
     1. The original is to be filed with the Internal Revenue Service Center where the taxpayer’s income tax return will be filed. Filing must be made by no later than thirty (30) days after the date the property was transferred.
     2. Attach one copy to the taxpayer’s income tax return for the taxable year in which the property was transferred.
     3. Provide a copy to the Bank.

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EXHIBIT B
STOCK POWER AND ASSIGNMENT
SEPARATE FROM CERTIFICATE *
     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto (Grantee to leave blank)                                                                                                                         , (Grantee to leave blank)                                          shares of the common stock of EvergreenBancorp, Inc., a Washington corporation, standing in the undersigned’s name on the books of said corporation represented by Certificate(s) No. (Grantee to leave blank)                      delivered herewith, and does hereby irrevocably constitute the Secretary of said corporation as attorney-in-fact, with full power of substitution, to transfer said stock on the books of said corporation.

Dated:

Taxpayer

Print Name:

Spouse

Print Name:

*GRANTEE AND HIS SPOUSE SHOULD SIGN THIS STOCK POWER AND ASSIGNMENT SEPARATE FROM CERTIFICATE, BUT LEAVE BLANK THE NAME OF THE TRANSFEREE, NUMBER OF SHARES, CERTIFICATE NUMBER AND DATE.

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